Exhibit 99.1

Biomea fusion tm Corporate Presentation November 2021

Disclaimer and Forward-Looking Statement Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future financial performance of Biomea Fusion, Inc. (the “Company”) and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any projections of financial information or profitability, the initiation, timing and results of pending or future clinical trials, the actions or potential action of the FDA, the status and timing of ongoing research, corporate partnering activities, any statements about historical results that may suggest trends for the Company’s business; any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, or technology developments, and other factors affecting the Company’s financial condition or operations. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company’s expectations. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Experienced and Successful Management Team Novel FUSION™ Platform BMF-219—Clinical Stage Oncology Asset Multiple Oncology Programs built from FUSIONTM Platform revolutionize current medicine by creating and developing novel single agent and combination therapies that maximizes patient benefit Biomea Fusion is a clinical-stage biopharmaceutical company focused on the discovery and development of irreversible small-molecule drugs to treat patients with genetically defined cancers. Our discovery team is engaged in all phases of development, including target selection, small molecule design, and preclinical and clinical studies to develop innovative medicines

# Our Team

Experienced and successful team designed, discovered, and developed breakthrough therapies



**Thomas Butler**
Chairman & CEO

15 years in Life Science
Pharmacyclics
Gilead Sciences
UCLA – MBA Finance
UCSB, MS – Chemistry



**Ramses Erdtmann**
President & COO

15 years in Life Science
Pharmacyclics
Oxygen Investments
Commerzbank
University of Münster, Master's in Banking & Corp Finance



**Franco Valle**
Chief Financial Officer

15 years in Life Science
Eidos Therapeutics
Iovance Biotherapeutics
Pharmacyclics
CallidusCloud
PricewaterhouseCoopers
San Jose State University, BS Corporate Finance



**Naomi Cretcher**
Chief of People

15 years in Life Science
Pharmacyclics
Genentech
UC Irvine, BA Comm
SF State University, Comm



**Heow Tan**
Chief Technical & Quality Officer

22 years in Life Science
Pharmacyclics
Collegium Pharmaceutical
Praecis Pharmaceuticals
Ohio State University
Santa Clara University
Leavey School of Business, MBA – Finance & Mgmt



**Steve Morris MD**
Chief Medical Officer Consultant

25+ years in Life Science
HealthChart LLC
Insight Genetics
St. Jude Children's Research Hospital
Board certified internist (Univ. of Texas SW HSC) and medical oncologist (Yale University School of Medicine)



**Thorsten Kirschberg**
EVP of Chemistry

25 years in Life Science
Terns Pharmaceuticals
Gilead Sciences
Cell Gate
Golden Gate University, MBA
University of Münster, Ph.D., Chemistry



**Jim Palmer**
VP of Drug Discovery

30 years in Life Science
Biota Ltd
Cytopia Ltd.
Rigel, Inc.
Celera Genomics
Prototek Inc.
Purdue University
Ph.D. Organic Chemistry

biomea FUSION 4

# Our Scientific Advisory Board



**Bruce Lipshutz PhD**
Professor of Chemistry
UCSB

40+ year academic career
Ph.D.: Yale University

- Developing new technologies to assist with the transition of organic chemistry to a sustainable discipline, focusing on both chemo- and bio-catalysis, all done in water.



**Urte Gayko, PhD**
SVP, Drug Dev. & Reg. Affairs Nektar Therapeutics

20+ years industry experience at Amgen, Nodality, Pharmacyclics, AbbVie, Nektar
Ph.D.: Harvard University

- Currently SVP at Nektar. Prior roles at AbbVie (Global Head of Regulatory Affairs), Pharmacyclics (SVP, Regulatory Affairs), Nodality, (VP of Regulatory and Clinical Affairs), Amgen (Director Global Regulatory Leader and Program Manager).



**Dave Ball PhD**
Professor of Chemistry
CSUC

40+ year academic career
Ph.D.: UCSB

- Research has focused on novel synthesis of organic compounds including activators of PKC, and analogs of indolactam V.



**Rohit N. Kulkarni, M.D., Ph.D.**
Professor of Medicine
Harvard Medical School
Joslin Diabetes Center & Broad Institute

20+ year academic and clinical career
M.D. and Ph.D.: St. John's Medical College and the Royal Postgraduate Medical School in London

- Dr.Kulkarni's academic work explores growth factor signaling mechanisms in the regulation of human islet biology, and pathways that allow regeneration of beta cells in type 1 diabetes.
- Translational work includes creating genetic and knockout models to examine the roles of various drivers of diabetes and insulin homeostasis.



**Xianxin Hua, M.D., Ph.D.**
Professor of Cancer Biology
University of Pennsylvania

20+ years academic and clinical career
•Dr. Hua has over 100 publications with more than 50 in the field of menin biology.
•Dr. Hua's lab has investigated the critical role and mechanism for the Menin pathway in a wide variety of biological and physiological functions, including epigenetic regulation of gene transcription, beta cell signaling and proliferation, neuro-endocrine tumors , colorectal cancer (CRC), and AML.
•He has also investigated how inhibition of menin by small molecules inhibitors influences beta cell proliferation and dysregulation of metabolism in colorectal cancer (CRC) cells.



**David Smith, Ph.D.**
Biostatistician; Former BOD Pharmacyclics

20+ years in academics, NIH/FDA, Industry

- David Smith, Ph.D. was a board member of Pharmacyclics. Prior to Pharmacyclics, he was a senior biostatistician at City of Hope and served as a Biostatistical Reviewer for the Division of Oncology Drug Products, U.S. Food and Drug Administration ("FDA") for 3 years. During his tenure at FDA, he reviewed more than 40 chemotherapy INDs and NDAs.



**Jeffery Rubnitz, M.D., Ph.D.**
Director, Leukemia / Lymphoma Division
St. Jude Children's Research Hospital

20+ years as academic and clinician
M.D. and Ph.D.: UCSD School of Medicine

- Dr. Rubnitz's academic work at St Jude explores the potential for **developing new strategies for the treatment of acute myeloid leukemia (AML). Prior to St. Jude, Dr. Rubnitz completed his pediatrics residency and heme/onc fellowship at Stanford Children's Hospital.**

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# Our Vision – We Aim to Cure

**Biomea leverages the FUSION™ Platform to create a suite of novel agents to maximize the depth and durability of response**


Validated Targets For Covalent Inhibition
Biology
Breakthrough Covalent Chemistry
Chemistry
Proprietary Combinations
Medicine

**Validated Disease Targets**

**Drugs pursuing validated targets have a ~2x higher likelihood of approval than molecules pursuing a new mechanism of action**

*Source: Nelson et al. (2015) Nat Genet.; Thomas et al. (2016) BIO; In a Landscape of 'Me Too' Drug Development, What Spurs Radical Innovation? HBS Weekly Review (Jun 2018);*

**Irreversible Sm. Mol. Inhibitors**

**Irreversible inhibitors provide deep target inactivation and a large therapeutic window, allowing for longer duration on therapy**

*Source: Singh et al. (2011) Nature Reviews Drug Discovery; Cheng et al. (2020) Journal of Hematology & Oncology;*

**Proprietary Combinations**

**Combination therapy with non-overlapping resistance mechanisms results in more durable responses and better outcomes**

*Source: Strelow (2017) SLAS Discovery; Kalgutkar & Dalvie (2012) Expert Opin. Drug Discov.; Palmer et al. (2019) eLife; Mokhtari et al. (2017) Oncotarget*

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# Our Technology Platform

## Traditional Small Molecule Design
(Library Screening and Synthesis)

| Year 1 | Year 2 | Year 3 | Year 4 | Year 5 | Year 6 |
|---|---|---|---|---|---|

Target To Hit → Hit To Lead → Lead Optimization → Preclinical

1. **Target Exploration**
   Detailed crystal structures required to understand potential binding sites used to generate "hits"
2. **Library Screening**
   Library approach provides starting points for drug design, uncovering insights on optimal engagement
3. **Small Molecule Synthesis**
   Emphasis on optimizing potency and specificity can force trade offs
4. **Lead Optimization**
   Traditional medicinal chemistry methods may not completely improve key drug properties

*Modified after Insilico Medicine & Paul, S. M.et al. (2010). How to improve R&D productivity: the pharmaceutical industry's grand challenge. Nature Reviews Drug Discovery, 9(3), 203–214.*

## biomea FUSION

## FUSION™ Platform
(AI/VR Matching
+
Custom Synthesis)

| Year 1 | Year 2 | Year 3 | Year 4 |
|---|---|---|---|

Target To Hit → Custom Lead → Lead Optimization → Preclinical

***Custom design at lead stage accelerates timeline***

1. **Target Validation**
   Crystal structures leveraged for deep structural knowledge and biologic relevance
2. **Biomea Library of Covalent Engagers**
   AI/VR driven matching process that is validated through insights from physical synthesis
3. **Custom Scaffold Creation**
   Small molecules created from scratch through custom synthesis based on insights from AI/VR
4. **Refinement**
   Custom scaffolds put through refinement process for optimal drug like properties

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Biomea Pipeline A suite of novel agents in multiple cancer indications and metabolic disease IND Target Population Program Discovery Phase 1 Phase 2 Phase 3 Next Milestone Enabling (US) MLL-R & NPM1 Liquid Tumors 2.5K 7.5K Patient enrollment (AML/ALL) MLL-r NPM1 BMF-219 Additional Liquid Tumors ~6K ~10K Additional preclinical (Oncology) (MM, DLBCL) DLBCL MM data Q1 2022 KRAS Solid Tumors 34K 26K 17K Additional preclinical (Lung, Pancreatic, CRC) Lung Panc. CRC data Q1 2022 Menin Pathway validation Diabetes Mellitus 1.5M 28.5M Inhibition studies to be released (Type 2, Type 1) Type 1 Type 2 (Metabolic) in Q1 2022 Lead Candidate and Target #2 Oncology N/A Target to be announced Undisclosed in H1 2022 Target #3 Oncology N/A To be announced Undisclosed Menin Programs Additional Oncology Programs

Biomea’s Value Proposition Team Vision Platform Pipeline Execution Strategy Process Value Creation Experience designing and Combining validated Leveraging our platform Developing best-in-class developing leading small biology and proven with non-traditional drug covalent inhibitors for molecule drugs chemistry to optimize design for continuous underserved indications therapeutic value discovery of novel agents

Irreversible Inhibitors Have a History of Medical Success Notable Irreversible Inhibitors Aspirin Penicillin Osimertinib (TAGRISSO) Tenofovir (VIREAD) Sofosbuvir (SOVALDI) Ibrutinib (IMBRUVICA) • Aspirin was the first commercialized irreversible drug—Discovered in 1899, Aspirin is the most utilized drug in the world • Notable precision oncology and infectious disease programs leverage irreversible mechanisms—Precision Oncology: Osimertinib and Ibrutinib both target kinases and are used in subpopulations with specific genetic biomarkers—Antivirals: Sofosbuvir and Tenofovir both target reverse transcriptases and are leveraged to treat HCV and HIV

# Important Benefits of Irreversible Small Molecule Inhibition

Biomea only develops optimized irreversible small molecule inhibitors due to their favorable properties

## High Selectivity

- Irreversible drugs have non-covalent and covalent interactions, which increase target selectivity
- Unlike reversible inhibitors, irreversible drugs can achieve high selectivity and potency without jeopardizing pharmaceutical properties
- High selectivity reduces non-specific, off-target interactions that often lead to safety and tolerability challenges

## Deep Target Inactivation

- Irreversible inhibitors can cause permanent inactivation of bound protein
- Irreversible binding may result in the target elimination through normal cellular degradation processes
- Target inactivation can trigger rapid apoptosis or differentiation into a normal, mature cell

## Greater Therapeutic Window

- Irreversible drugs are designed to maintain their effect in the absence of sustained systemic drug exposure, unlike conventional reversible drugs, which typically need to be present to provide benefit
- Uncoupling of drug effects from drug exposure can potentially enable lower drug dosing and less frequent dosing regimens versus reversible approaches biomea FUSION 11

# Irreversible Inhibition Enables Large Therapeutic Window

Irreversible small molecule inhibitors have uncoupled drug effect from drug exposure, resulting in more optimal PD/PK profile that maximizes target engagement



Drug Exposure over 24 hrs
Plasma Concentration (ng/ml)
80
70
60
50
40
30
20
10
0
Type of Inhibition
0 hr
3 hr
6 hr
24 hr
Reversible Non-Covalent
Irreversible Covalent

**Irreversible drugs**:

- Can quickly achieve nearly **complete and sustained occupancy** (long kinetic half-life)
- Drive high specificity via engaging a **single amino acid** within the target
- Designed with a short biologic half-life to **minimize systemic off target toxicity**

Thus, **$IC_{90}$** may be **reached and maintained with relatively low exposure**

*Sources: Cheng, S.-S. et al, (2020). The design and development of covalent protein-protein interaction inhibitors for cancer treatment. Journal of Hematology & Oncology, 13(1).; Strelow, J. M. (2016). A Perspective on the Kinetics of Covalent and Irreversible Inhibition. SLAS DISCOVERY: Advancing Life Sciences R&D, 22(1), 3–20.*

biomea FUSION 12

# Menin-MLL: A Complex Interaction

## Role of Menin-MLL Complex


A
Menin
MLL
fusion
ON
HOX
Leukemia
B
BMF-219
MLL
fusion
Cell Death
Leukemia
Differentiation
OFF
HOX
Cell Death

*Modified after Uckelmann (Scott Armstrong Lab), ASH 2018, Abstract # 546*

**BMF-219: an irreversible covalent inhibitor at the Menin-MLL interface**

## Menin-MLL Fusions

Different fusions result in different binding affinities between MLL fusion proteins and Menin

| MLL Fusions (AML/ALL) | Prevalence (%) |
|---|---|
| AF4 | 36% |
| AF9 | 19% |
| ENL | 13% |
| AF10 | 8% |
| ELL | 4% |
| PTD | 4% |
| ...80+ additional fusions | 16% |

*Source: Meyer, C. et al. (2017). The MLL recombinome of acute leukemias in 2017. Leukemia, 32(2), 273–284.*

biomea FUSION 13

# BMF-219 Impacts More than MLL Driven Tumors

## Mechanism of Action


NPM1
MYC
Menin
Other
MLL
BMF-219 covalent binding to menin disrupts menin-MLL protein-protein interaction, resulting in global change of function

Resulting change of function of menin impacts important binding partners involved in oncogenesis

## Target Patient Population

| | |
|---|---|
| MLL | **MLL-r Acute Leukemia** |
| NPM1 | **NPM1 mutant Acute Leukemia** |
| MYC | **DHT / DEL DLBCL** |
| | **Multiple Myeloma** |
| | **KRAS mutant (CRC, Lung, Pancreatic)** |
| Other | **Liquid and Solid Tumors** |

BMF-219 has the potential to address additional patient populations that are dependent on menin or some of its binding partners biomea FUSION 14

BMF-219 Shows Strong Cell-Growth Inhibition Across Menin Dependent Cell Lines MLLr BAL Cell Line MLLr AML Cell Line FLT3-ITD/NPM1 AML Cell Line (MV4;11) (MOLM-13) (OCI-AML3) 1200 5000 4000 (K) 1000 3500 4000 Units 3000 800 2500 600 3000 2000 Fluorescent 2000 1500 400 1000 200 1000 Relative 500 0 0 0 T4 T7 T11 T14 T4 T7 T11 T14 T4 T7 T11 T14 DMSO BMF-219 MI-503 • BMF-219 demonstrated rapid shut down of metabolic activity, sustained over the 14-day study duration • BMF-219 responses were superior to a tested reversible menin inhibitor (MI-503) with respect to both onset and durability of metabolic suppression

BMF-219 Produces Near Complete Inhibition of Growth in AML ex-vivo Samples Growth Inhibition of Ex-Vivo AML Cells from Patients (1Î¼M 100% Patient 320: NPM1 AML, Treatment Patient 340: NPM1 AML, Treatment 90% Patient 400: MLL-r AML, Treatment 80% 70% tion 60% Inhibi 50% Growth 40% 30% 20% 10% 0% BMF-219 MI-503 • 1µM exposure of BMF-219 produces robust growth inhibition in both NPM1 and MLL-R ex-vivo cell lines • BMF-219 responses were superior to a tested reversible menin inhibitor, MI-503, with respect to cell growth inhibition

# BMF-219 Shuts Down Target Gene – MEN1

## MEN1 Gene Expression Decreases w/ BMF-219 Treatment



Change in Transcripts per Million from Control (DMSO) @6 Hr
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
@6 hours
DMSO
BMF-219



Change in Transcripts per Million from Control (DMSO) @6 Hr
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
@6 hours
DMSO
MI-503

Wu Y et al. Disruption of the menin-MLL interaction triggers menin protein degradation via ubiquitin-proteasome pathway. Am J Cancer Res. 2019 Aug 1;9(8):1682-1694.

No significant change in MEN1 expression was observed after treatment of a reversible menin inhibitor, MI-503

## Menin Half Life Varies By Compartment



**Half Life in Cytoplasm: <1hr**

**Half Life in Nucleus: 6-8 hrs**

Menin's half-life in nucleus is most relevant for pharmacological intervention

- BMF-219 produces **robust decrease in expression of target protein** (Menin)
- **Effect continues beyond established nuclear half-life** of menin, indicating robust effect that is not impacted by protein turnover

17

# BMF-219 Shuts Down Gene Expression of Oncogenes

**Gene Expression Changes in AML cells following treatment w/ BMF-219**


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
@6 hours
@24 hours
DMSO
BMF-219
Menin (MEN1)
MEIS1
HOXA9
DNMT3A

(Transcripts per Million is a measure of gene expression)

- Irreversible inhibitor, BMF-219, downregulates expression of Menin (via the target MEN1 gene) and critical leukemogenic genes (e.g. MEIS1 and HOXA9)
  - MEIS1 is a gene that can be an accelerator of leukemic transformation (along with HOXA9)
  - HOXA9 is a gene involved in myeloid differentiation and can be leukemogenic
  - DNMT3A is a gene that codes for a methyltransferase, which can be leukemogenic when mutated
- BMF-219 demonstrated up to 80% reduction in readout genes by 6 hours and approximately 90%+ reduction at 24 hours biomea FUSION 18

BMF-219 Showed Significant Survival Benefit in a Disseminated Leukemia Xenograft Model vs. Standard of Care • Mice were inoculated with xenograft cancer cells at high levels (1x107 MV4;11-luc) with greater than 90% viability • BMF-219 treatment showed notable reduction in tumor burden and survival benefit over vehicle control (72% at 20mg/kg and 94% at 40mg/kg) • Daily dosing for 14 days was well-tolerated and caused minimal body weight changes

# Menin Can Play a Key Role in the Regulation of Oncogenesis



Nucleus
Transcription Factors
Menin
Histone Regulators
Menin Target Genes
Histone Regulators
• MLL1/MLL2
• HDAC/SIRT
• PRMT5
• SUV39H1
• DOT1L
Transcription Factors
• MYC / NPM1
• Beta Catenin
• PTEFb
• LEDGF
• AP-1/JunD
• FOXA2
Menin Target Genes
• HOXA9
• MEIS1
• NPM1
• FLT3
• IL-17
• TERT
• P53
• AXIN
• IL-1B13

*Modified after Issa, G. C., et al. (2021). Therapeutic implications of menin inhibition in acute leukemias. Leukemia, 35(9), 2482–2495.*

**AML/ ALL Implications**
- MLLr
- NPM1
- FLT3
- MYC

**DLBCL MM Implications**
- MYC
- BCL2
- CREB
- PI3K/MTOR

**Solid Tumors Implications**
- MAPK/KRAS
- MYC
- CDK

biomea FUSION 20

# DLBCL, MM, & Other Tumors Have High Menin Dependency

Double knock-out of MEN1 via Broad Institute's DEPMAP dataset shows that menin is essential for a wide variety of tumor types, including DLBCL, MM, leukemias and lymphomas

**BROAD Institute Cancer Dependency Map (DEPMAP) for Menin (MEN1)**


Count
80
60
40
20
0
-2
-1
0
1
Hematopoietic And Lymphoid /Other (p=2.8e-11)
Solid /Other (p=6.8e-11)
Multiple Myeloma /Other (p=8.1e-09)
DLBCL /Other (p=5.1e-06)
CERES MENIN Dependency Score

**Note:** CERES MENIN Dependency scores less than -1 in various tumor types imply that menin is considered essential for cell survival in those tumor types

- Cell viability scores have shown that **menin plays a key role in survival of multiple tumors**
- **High menin dependency in liquid and solid tumors,** beyond acute leukemias, provides rationale for further analysis in dependent tumor types
- Biomea is exploring the potential for **irreversible inhibition of menin in a variety of liquid and solid tumor types**

biomea FUSION 21

# Menin is Critical for MYC-dependent Aggressive DLBCL

**MYC is a transcription factor implicated in oncogenesis. MYC regulates genes associated with cellular proliferation, differentiation, and apoptosis**

### MYC Overexpression Is a Critical Factor For Highly Aggressive DLBCL Subtypes



GCB
ABC
Double-hit lymphomas
Double-expresser lymphomas
High BCL-2 expression
BCL-2-R
MYC-R
High MYC expression

*Source: Cabanillas, F., & Shah, B. (2017). Advances in Diagnosis and Management of Diffuse Large B-cell Lymphoma. Clinical Lymphoma Myeloma and Leukemia, 17(12), 783–796.*

### Menin is Critical for Expression of MYC Target Genes



Menin-MYC complex shown to be essential for transcription of MYC target genes, which includes NPM1
Menin
MYC
TEFb
p
p
p
RNA Polymerase
MYC Target Genes

*Source: Wu, G. et al. Menin enhances c-Myc-mediated transcription to promote cancer progression. Nat. Commun. 8, 15278 (2017).*

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# BMF-219 Elicits Broad Impact on the Complexes Surrounding Menin. Resulting in Strong Modulation of MYC Driven Expression

## BMF-219 Transcription Activity Inference Data


IRF4
MYC
MAX
ASCL2
CEBPB
SMAD3
STAT3
KMT2A
BCL11A
AR
GABPA
RELA
NCOA1
ETS1
E2F6
FOXA1
GATA1
HNF4A
CEBPA
JUND
ZBTB7A
CTCF
TCF12
TP53
SPI1
10.0
20.0
30.0
40.0
50.0
Enrichment Score

**Figure:** Transcription factor (TF) activity inference using ChIP-seq of differentially expressed genes in MOLM-13 cells incubated with 500 nM BMF-219 at 24 hours. Each bar represents a study in the GEO repository using the specified TF antibody. TFs with more than one bar represent multiple study sets in GEO that overlap with BMF-219 mediated differentially expressed genes. MYC and MAX are top TFs regulating this subset of differentially expressed genes ($p=10^{-49.5}$). Established menin co-factors (KMT2A, JUND) also emerged as top candidates in this dataset.

- **MYC and co-factor MAX emerged** as top candidates based on the analysis
- **KMT2A and JUND**, which are known menin co-factors, also **emerged as top candidates** in the analysis
- These results strongly point toward **altered MYC-activity mediated by BMF-219 in leukemia cells** and provided **rationale for pursuing MYC-dependent lymphoid malignancies**

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BMF-219 Inhibits Growth in Double Hit DLBCL Cell Lines. Providing Initial Validation of Anti-Cancer Activity Beyond AML DB TOLEDO 120 IC50 IC50 Top %Max 120 IC50 %Max BMF-219 0.316 98.64 IC50 Top 100 60 BMF-219 0.2877 99.47 Clinical Reversible ) 100 BMF-219 0.2877 99.47 (%) Clinical Reversible Inhibitor-1 3.07 100 (% 80 n Inhibitor-1 1.49 99.84 io 80 ibition i t h ib In 60 60 Inh n ati o ion 40 rat 40 Cell Lines Cell Type Translocations er if e olif DB and Toledo cells l DB GCB-DLBCL MYC/BCL2 Pr 20 20 Pro ell were incubated with TOLEDO GCB-DLBCL MYC/BCL2 C 0 Cell compounds for 4 days 0 -20 -20 0.001 0.01 0.1 1 10 0.001 0.01 0.1 1 10 Compound Concentration (uM) Compound Concentration (uM) • Irreversible menin inhibition by BMF-219 leads to marked growth inhibition in multiple DLBCL cell lines • We believe this is due to disruption of Menin-MYC • One of the clinical stage reversible menin inhibitors tested displays activity, but at 5-10x higher concentration

BMF-219 Impairs Growth in Multiple Myeloma and KRAS Solid Tumor Cell Lines Multiple Myeloma Cell Viability (KMS-20 cells, 0.560µM dose) 80000 70000 60000 (relativeunits) 50000 Cellst 40000 30000 Survivingfluorescen 20000 10000 0 Day 4 Day 7 Day 11 Day 14 DMSO BMF-219 Impairment of survival in multiple myeloma model (KMS-20 cell line, 0.56µM doses) by irreversible menin inhibitor BMF-219 KRAS Pancreatic Cancer Viability (MIA-PaCa--2 cells, 0.560µM) 3500000 3000000 2500000 2000000 1500000 1000000 500000 0 Day 4 Day 7 Day 11 DMSO BMF-219 MI-503 Impairment of survival in G12C KRAS mutation driven pancreatic cancer model (MIA-PaCa-2, 0.56µM doses) by irreversible menin inhibitor BMF-219 versus a reversible menin inhibitor (MI-503)

BMF-219 is Highly Selective In Key Screening and Safety Panels Kinase screening • 169 kinases screened; only two wild type kinases showed greater than 50% inhibition upon treatment with BMF-219 • In-house analysis of menin revealed no relevant structural similarity between targeted binding pocket and tyrosine kinases with known involvement in hematological cancers Oncopanel screening • Minimal impact of BMF-219 treatment on cell metabolism in leukemia and lymphoma cell lines that have wild type MLL, but no menin-linked mechanism for disease • Findings are consistent with external studies, showing that menin-MLL interaction is not generally cell-essential and only critical to survival in those cells that contain aberrant biology Glutathione reactivity Mean half-Drug life (min) Omeprazole 123.3 Neratinib 197.7 Ibrutinib >360 BMF-213 322.3 BMF-214 >360 BMF-219 >360 Safety screen Metabolic Activity (%) BMF-219 Vehicle 100 80 60 40 20 0 BC-1 BCP-1 BV-173 K562 U937 Drugs with limited non-specific interactions have long half-lives BMF-219 less reactivity than the approved irreversible drugs omeprazole and neratinib BMF-219 was also profiled on the SafetyScreen44 panel (CEREP/Eurofins Discovery), an in-vitro panel of 44 common selected targets to identify significant off-target interactions Findings showed no meaningful impact (greater than 50% activation or inhibition) of BMF-219 across these key safety assays

Biomea Pipeline A suite of novel agents in multiple cancer indications and metabolic disease IND Target Population Program Discovery Phase 1 Phase 2 Phase 3 Next Milestone Enabling (US) MLL-R & NPM1 Liquid Tumors 2.5K 7.5K Patient enrollment (AML/ALL) MLL-r NPM1 Menin Programs BMF-219 Additional Liquid Tumors ~6K ~10K Additional preclinical (Oncology) (MM, DLBCL) DLBCL MM data Q1 2022 KRAS Solid Tumors 34K 26K 17K Additional preclinical (Lung, Pancreatic, CRC) Lung Panc. CRC data Q1 2022 Menin Pathway validation Diabetes Mellitus 1.5M 28.5M Inhibition studies to be released (Type 2, Type 1) Type 1 Type 2 (Metabolic) in Q1 2022 Additional Lead Candidate and Oncology Target #2 Oncology N/A Target to be announced Programs Undisclosed in H1 2022 Target #3 Oncology N/A To be announced Undisclosed

# BMF-219: Biomea's Covalent Menin Inhibitor

## BMF-219: A Molecule That Really Grabs You and Won't Let Go

| BMF-219 Properties | |
|---|---|
| Molecular Weight Approximately 500 kD | ✓ |
| Nanomolar Potency in Key Targeted Cell Lines: | |
| *MLL-r* | ✓ |
| *NPM1 FLT3-ITD* | ✓ |
| *DLBCL MYC Driven Tumors* | ✓ |
| *MM* | ✓ |
| *KRAS Mutants (pan mutation)* | ✓ |
| hERG inhibition ~5% at 10 μM | ✓ |
| Significant Downregulation of HOXA9, MEN1, and MYC | ✓ |
| No Histopath Findings in IND Enabling Tox Studies | ✓ |

## Predicted Efficacious Human AUC for BMF-219


~500,000
'219 Expected hERG AUC
AUC (ng/hr/ml)
MTD Not Determined in IND Enabling Tox
2,000
'219 Targeted Efficacious AUC

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# BMF-219 Phase I Study in r/r Acute Leukemia Patients

Phase I first-in-human dose-escalation and dose-expansion study of BMF-219 will enroll adult patients with acute leukemia, including those with an MLL/KMT2A gene rearrangement or NPM1 mutation

## Phase I Study Design

### Dose Escalation

**Arm A** No CYP3A4

R/R ALL, AMPL, AML



N = TBD
DLT
Non-DLT
Non-DLT (Grade >=2) related w/moderate toxicity

**Arm B** CYP3A4

R/R ALL, AMPL, AML



N = TBD
DLT
Non-DLT
Non-DLT (Grade >=2) related w/moderate toxicity

*Accelerated titration design followed by 3+3*

### Dose Expansion

**Arm A** No CYP3A4

R/R ALL, AMPL, AML

N = 12

**Arm B** CYP3A4

R/R ALL, AMPL, AML

N = 12

### Additional Study Details

**Eligibility:**

- **All patients:**
  - R/R ALL, AMPL, AML agnostic of mutation
  - > 18 years

**Endpoints:**

- **Phase I:** Safety, PK, determine the Optimal Biological Dose and the Recommended Phase II Dose

**Treatment:**

- BMF-219 will be administered PO daily

Abbreviations: **ALL** Acute Lymphoblastic Leukemia **AML** Acute Myeloid Leukemia **AMPL** Acute Mixed-Phenotype Leukemia **CEBP/A** CCAAT Enhancer Binding Protein Alpha **CRR** Complete Response Rate **CYP3A4** Cytochrome 450 3A4 **FIH** first-in-human **FLT3** FMS-like Tyrosine Kinase **KMT2A** Lysine Methyltransferase 2A **MLL** Mixed Lineage Leukemia **MLLr** Mixed Lineage Leukemia-rearranged **MN1** Meningioma 1 gene **NPM1** Nucleophosmin 1 **OBD** Optimal biologic dose **PICALM-AF10** Phosphatidylinositol Binding Clathrin Assembly Protein AF10 **PK** Pharmacokinetic **R/R** Relapsed/Refractory **RP2D** Recommended Phase 2 Dose **TEAE** Treatment Emergent Adverse Event

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# Role of Menin in Diabetes: Beta Cell Regeneration

Menin is implicated in the proliferation of beta islet cells, providing rationale for a menin inhibitor as an agent for beta cell regeneration and turnover

## Pancreatic beta cells proliferation regulated via the menin/JunD/Pbk axis


MI
HDAC3
Menin
JunD
OFF
Pbk
HFD
Ac
Ac
PbkWT
PbkKI
HDAC3
Menin
ON
Ac
Ac
JunD
Pbk
Beta cells
Improved GT

- Pbk is crucial for regulating compensatory pancreatic beta cell proliferation of high fat diet (HFD) fed mice
- Menin and HDAC3 complex are recruited by JunD to epigenetically repress Pbk expression
- Menin-JunD interaction was interrupted by small molecule menin inhibitors (MIs), leading to upregulating of Pbk gene expression, beta cell proliferation, and improved glucose tolerance in diet-induced obese and diabetic mice
- Pbk is required for MI-induced beta cell proliferation and improved glucose tolerance in HFD-induced diabetic mice

*Sources: Ma et al. (2021) Menin-regulated Pbk controls high fat diet-induced compensatory beta cell proliferation May 7;13(5):e13524.*

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# Role of Menin in Diabetes: Glucose Tolerance

Potential for menin inhibition demonstrated by beta cell ablation diabetes model in MEN1 excised mice

## MEN1 Excision Prevents Development of STZ-induced Hyperglycemia



Collecting pancreas and blood serum
Men1f/f
Control
Men1f/f; Cre-ER
Men1Δ/Δ
Men1-excised
Age 12 16 17 18 19 20 (wk)
TAM
STZ
1st
2nd
3rd
4th
Measuring blood glucose level

(c)

Multiple low-dose streptozotocin (MLD-STZ) administered to the control and Men1-excised mice to induce beta cell damage and a diabetes-like environment



Blood glucose (mg/dL)
600
500
400
300
200
100
***
Control
Men1-excised
0 1 2 3 4 (wk)
Time after STZ injections
Men1f/f
Men1Δ/Δ

(f)

Men1-excised mice did not develop hyperglycemia in STZ model, which was observed in the control group

Sources: *Yang et al. (2010) Deletion of theMen1Gene Prevents Streptozotocin-Induced Hyperglycemia in Mice. Experimental Diabetes Research, 2010, 1–11. doi:10.1155/2010/876701*

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# Near Term Milestones

## BMF-219 – Liquid Tumors

| | |
|---|---|
| IND Clearance | Completed |
| DLBCL Preclinical ASH 2021 Abstract | Completed |
| BMF-219 Ph. I AML Trial Initiation | In Progress |
| Additional Preclinical Data in DLBCL/MM | Q1 2022 |

## BMF-219 – Solid Tumors

| | |
|---|---|
| Additional Preclinical Data in KRAS Tumors | Q1 2022 |

## Menin Inh. – Diabetes

| | |
|---|---|
| T2D Menin Pathway Validation | Q1 2022 |

## Additional Programs

| | |
|---|---|
| NEW 2nd Pipeline Candidate Announced | H1 2022 |
| NEW 3rd Pipeline Candidate Announced | To be announced |

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Company Financials Detailed Financials (unaudited) Three Months Ended Nine Months Ended September 30, September 30, 2021 2020 2021 2020 Operating expenses: R&D $ 7,886 $ 789 $ 16,908 $ 1,339 G&A $ 4,752 $ 346 $ 10,022 $ 489 Total Operating Expenses $ 12,638 $ 1,135 $ 26,930 $ 1,828 Loss from operations $ (12,638) $ (1,135) $ (26,930) $ (1,828) Interest and other income, net $ 32 — $ 73 $ 2 Net loss $ (12,606) $ (1,135) $ (26,857) $ (1,826) Other comprehensive loss: Changes in unrealized gain on short term investments, net — — $ 2 —Comprehensive loss $ (12,606) $ (1,135) $ (26,855) $ (1,826) Net loss per common share, basic and diluted $ (0.43) $ (0.10) $ (1.21) $ (0.18) Weighted-averaged number of common shares used to compute 29,001,213 11,724,100 22,105,321 10,082,667 basic and diluted net loss per common share $192M Cash, cash equivalents, and investments as of the end of Q3 2021

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